UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-07102
The Advisors’ Inner Circle Fund II
(Exact name of registrant as specified in charter)

CT Corporation
101 Federal Street
Boston, MA 02110
(Address of principal executive offices) (Zip code)
SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-877-333-0246
Date of fiscal year end: July 31, 2011
Date of reporting period: July 31, 2011

Item 1. Reports to Stockholders.
The Advisors’ Inner Circle Fund II
Clear River Fund®
Annual Report
July 31, 2011
Investment Adviser:
Lowry Hill Investment Advisors, Inc.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011
TABLE OF CONTENTS

Shareholders’ Letter	1
Top Ten Holdings	6
Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers of The Advisors’ Inner Circle Fund II	26
Disclosure of Fund Expenses	34
Notice to Shareholders	36
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Fund’s Form N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0300.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-877-333-0246; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
TO OUR SHAREHOLDERS
A Review of 2011
Driven by a rebounding economy and strong corporate profits growth, the Clear River Fund (the “Fund”) produced a gain of 18.23% for the fiscal year ended July 31, 2011. The Fund yielded strong returns despite continued investor concerns, including: European countries’ ability to service their sovereign debt in the face of massive budget deficits and entrenched social spending; rapid increases in the U.S. government’s size, coupled with weakness at the state and local levels; and a possible real estate bubble in China.
For the year, the Russell 3000 Index gained 20.9% and the MSCI EAFE Index, (a measure of established, non-U.S. based companies with significant European exposure) gained 17.2%. The 80% Russell 3000 / 20% MSCI EAFE Index gained 20.2% for the 12-month period. Results were driven by strong performance from the smaller-sized companies in the Fund, as they were less exposed to the European issues and showed stronger earnings growth. Having a well-diversified fund with broad stock market exposure allowed over 20% of the Fund to be positioned in mid- to smaller-sized companies under $5 billion of market capitalization. This helped performance as these “small capitalization” stocks gained 29% for the period.
Foreign stocks were negatively impacted by the European sovereign debt issues. The MSCI EAFE Index gained only 17.2% for the period. Additionally, emerging markets were weak, where the Fund’s roughly 6% weight lowered overall performance for the period. However, the large international exposure has historically contributed to past Fund performance.
Economically sensitive stocks were market leaders over the past year, with consumer staples and financial stocks lagging the averages. Higher commodity and energy prices pushed energy sector stock higher, with those in the Fund gaining 38%. Oceaneering International +75% and FMC Technologies +44% led the sector with their link to the rapidly growing deep-water oil drilling industry.
Strong stock selection in several areas contributed to relative performance. The financial sector showed the strongest returns versus the benchmark, benefitting from an underweighted position as well as strong numbers from holdings in Leucadia National, Morningstar, Allstate and American Express. Komatsu, Iron Mountain, Middleby and Graco led the way in the strong industrial sector.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
As with all strong markets, holding any cash detracts from relative performance, and the 3% average cash position brought down portfolio performance. Investment in the lagging emerging markets and the overweight in the lagging international stocks also hurt relative performance. Not surprisingly, the 14% of the Fund invested in the Income Equity Strategy stocks also lagged the benchmark returns for the year, as these stocks exhibit more defensive characteristics.
A Look at the Future
Recent economic indicators suggest growth has meaningfully slowed and could continue to do so. However, there are reasons to believe that the economy will once again expand. Less than half of the 2009 stimulus money has been used and dollar weakness is helping boost U.S. exports. Federal Reserve (the “Fed”) Chairman Ben Bernanke has indicated that the Fed intends to remain broadly accommodative, keeping interest rates low as a means of encouraging investment. That said, the stock market tends to lead the economy and has already priced in many of the recovery benefits.
We will remain cognizant of various structural issues that could cause unexpected dislocations in the stock market. The burgeoning deficit and debt ceiling constraint in the U.S. and instability in the Middle East remain concerns for investors. We also remain vigilant as Europe continues to struggle to resolve the Greek debt situation. These variables can disrupt markets with little notice, as evidenced by increased market volatility in August.
Even with the current sluggishness in employment growth, there are several positive factors. Corporate cash flow is strong, balance sheets are tidy, expenses have been pared to the bone and revenues are growing again. Interest rates remain low and banks have increased their willingness to lend; both of which should support a rebound in capital expenditures. U.S. housing starts have begun to rebound off their record low levels, and home prices seem to have stabilized in many areas. Inflation is likely to remain subdued for the next year or two due to plentiful excess in manufacturing and housing capacity, abundant labor availability and improved productivity.
The Fund will continue to invest across the broad spectrum of the equity market, from small U.S. companies to large U.S.-based companies to wellestablished international companies and selected emerging markets. Currently 23% of the Fund is in the International Strategy, while the Small Capitalization Strategy has a 21% position. The remainder of the Fund is invested in well-established U.S.-based companies set for sustained earnings

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
growth and/or where current stock prices are trading at a meaningful discount to what we believe to be their true intrinsic value.
With a focus on long-term results, investing in good businesses at attractive valuation levels will continue to be the foundation of the Clear River Fund. We believe that the consistent application of this philosophy, when combined with diversification across a wide spectrum of companies and low portfolio turnover, will lead to attractive, long-term results for our investors.
Thank you for investing with the Clear River Fund. We look forward to helping you meet your financial goals.
Lowry Hill Investment Advisors, Inc.
This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
Definition of the Comparative Index
The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $72.5 billion; the median market capitalization was approximately $1.0 billion. The index had a total market capitalization range of approximately $130.0 million to $400.9 billion.
The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011
GROWTH OF A $10,000 INVESTMENT

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

**	The Fund commenced operations on February 3, 2009.
The performance data quoted herein represents past performance. The return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost.
Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.
The Fund’s performance assumes the reinvestment of dividends and capital gains.
Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or the redemption of Fund shares.
See definition of comparative index on page 4.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011
TOP TEN HOLDINGS (Unaudited)*

Nestle ADR	2.55%
Vanguard MSCI Emerging Markets Fund	2.33%
Apple	1.73%
iShares Dow Jones Select Dividend Index Fund	1.71%
Diageo ADR	1.46%
Edison International	1.46%
BHP Billiton ADR	1.46%
Komatsu	1.45%
Colgate-Palmolive	1.43%
Reckitt Benckiser Group	1.36%

*	Percentages are based on total investments. Short-term investments are not shown in the Top Ten Chart.
EQUITY ALLOCATION (Unaudited)**

**	Percentages are based on total investments.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011
SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.
SCHEDULE OF INVESTMENTS
COMMON STOCK — 88.7%

	Shares	Value
CONSUMER DISCRETIONARY — 9.2%
Arbitron	13,333	$521,587
Big Lots*	12,070	420,398
Harte-Hanks	24,790	202,534
Honda Motor ADR	15,310	609,032
John Wiley & Sons, Cl A	10,634	532,338
McDonald’s	7,565	654,221
NIKE, Cl B	7,945	716,242
Nordstrom	15,045	754,657
Scripps Networks Interactive, Cl A	12,835	594,774
Staples	25,890	415,794
VF	3,955	461,944

		5,883,521

CONSUMER STAPLES — 13.0%
Colgate-Palmolive	10,802	911,473
Diageo ADR	11,507	934,829
Energizer Holdings*	7,219	582,140
HJ Heinz	12,525	659,316
Molson Coors Brewing, Cl B	16,597	747,695
Nestle ADR	25,545	1,628,494
PepsiCo	7,641	489,329
Reckitt Benckiser Group	15,327	869,911
Tesco	93,444	588,273
Wal-Mart Stores	15,820	833,872

		8,245,332

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011
COMMON STOCK — continued

	Shares	Value
ENERGY — 7.2%
Apache	4,004	$495,375
Chevron	7,875	819,157
CNOOC ADR	2,665	592,456
Core Laboratories	3,698	401,899
FMC Technologies*	10,568	481,901
Oceaneering International	10,120	437,184
Schlumberger	8,595	776,730
Transocean	9,863	607,166

		4,611,868

FINANCIALS — 11.5%
Aflac	15,400	709,324
American Express	13,627	681,895
Bank of New York Mellon	23,153	581,372
Berkshire Hathaway, Cl B*	11,284	836,934
Capital One Financial	6,570	314,046
Charles Schwab	29,233	436,449
Goldman Sachs Group	3,505	473,070
HSBC Holdings ADR	7,623	372,536
IntercontinentalExchange*	5,300	653,490
Leucadia National	12,751	429,326
Markel*	1,363	545,773
Morningstar	7,884	491,646
PNC Financial Services Group	8,146	442,246
TCF Financial	27,148	345,323

		7,313,430

HEALTH CARE — 10.3%
Abbott Laboratories	11,320	580,942
Baxter International	8,920	518,877
DENTSPLY International	7,602	288,040
Express Scripts*	9,770	530,120
Johnson & Johnson	8,891	576,048
Laboratory Corp of America Holdings*	7,145	648,480
McKesson	8,070	654,638
Mednax*	7,498	511,064
Mettler-Toledo International*	2,360	365,352
Perrigo	5,635	508,897
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011
COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Thermo Fisher Scientific*	13,617	$818,245
VCA Antech*	28,279	552,572

		6,553,275

INDUSTRIALS — 15.0%
3M	9,785	852,665
ABB ADR	24,016	574,943
Alexander & Baldwin	7,748	373,531
CH Robinson Worldwide	6,185	447,237
CSX	15,915	391,032
Graco	8,302	364,707
Illinois Tool Works	9,880	492,024
Iron Mountain	16,465	520,788
Komatsu	29,459	922,198
National Presto Industries	2,615	266,050
Northrop Grumman	8,475	512,822
Orbital Sciences*	29,825	516,569
Precision Castparts	4,610	743,962
Republic Services, Cl A	28,653	831,797
Stericycle*	4,683	384,568
United Technologies	9,699	803,465
Waste Management	16,495	519,427

		9,517,785

INFORMATION TECHNOLOGY — 14.4%
Accenture, Cl A	11,178	661,067
Amphenol, Cl A	12,280	600,369
ANSYS*	9,951	503,520
Apple*	2,820	1,101,154
Ebix*	20,875	411,029
Fiserv*	6,519	393,487
Global Payments	10,235	485,241
Microsoft	25,422	696,563
NeuStar, Cl A*	17,609	458,538
Paychex	18,996	536,257
Qualcomm	10,208	559,194
SAP ADR	10,024	625,598
Taiwan Semiconductor Manufacturing ADR	57,516	710,898
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011
COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
Texas Instruments	11,055	$328,886
Wright Express*	10,873	534,952
Zebra Technologies, Cl A*	13,226	529,040

		9,135,793

MATERIALS — 3.2%
BHP Billiton ADR	10,148	929,049
Rock-Tenn, Cl A	9,580	588,787
Steel Dynamics	33,285	519,912

		2,037,748

TELECOMMUNICATION SERVICES — 2.7%
Neutral Tandem*	25,084	384,538
Telefonica ADR	29,853	666,319
Vodafone Group ADR	23,910	671,871

		1,722,728

UTILITIES — 2.2%
Edison International	24,490	932,334
UGI	14,973	453,682

		1,386,016

TOTAL COMMON STOCK (Cost $44,904,892)		56,407,496

EXCHANGE TRADED FUNDS — 9.5%
iShares Barclays 1-3 Year Treasury Bond Fund	4,723	398,999
iShares Dow Jones Select Dividend Index Fund	21,252	1,091,078
iShares MSCI All Country Asia Ex-Japan Index Fund	13,015	811,095
iShares MSCI EAFE Index Fund	11,495	674,182
SPDR Barclays Capital 1-3 Month Treasury Bill Fund	13,508	619,477
SPDR S&P 500 Trust	1,557	200,931
Vanguard MSCI Emerging Markets Fund	30,720	1,485,619
WisdomTree Japan Hedged Equity Fund	20,536	725,947

TOTAL EXCHANGE TRADED FUNDS (Cost $5,047,707)		6,007,328

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011
CASH EQUIVALENT — 1.9%

	Shares	Value
BlackRock Liquidity Funds TempFund Portfolio — Institutional, 0.050% (A) (Cost $1,210,158)	1,210,158	$1,210,158

TOTAL INVESTMENTS — 100.1% (Cost $51,162,757)		$63,624,982

Percentages are based on Net Assets of $63,589,626.

*	Non-income producing security
(A) — The rate shown is the 7-day effective yield as of July 31, 2011.
ADR — American Depositary Receipt
Cl — Class
EAFE — Europe, Australasia, Far East
MSCI — Morgan Stanley Capital International
S&P — Standard & Poor’s
SPDR — Standard & Poor’s Depositary Receipt
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND JULY 31, 2011
STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $51,162,757)	$63,624,982
Cash	7,837
Receivable for Investment Securities Sold	255,682
Receivable for Dividends and Interest	55,587
Receivable for Dividend Tax Reclaims	16,231
Prepaid Expenses	5,980
Receivable due from Investment Adviser	4,727

Total Assets	63,971,026

Liabilities:
Payable for Investment Securities Purchased	258,815
Payable due to Investment Adviser	47,208
Payable due to Administrator	8,493
Chief Compliance Officer Fees Payable	5,799
Payable due to Trustees	2,046
Payable due to Custodian	959
Other Accrued Expenses	58,080

Total Liabilities	381,400

Net Assets	$63,589,626

NET ASSETS CONSISTS OF:
Paid-in Capital	$48,305,181
Distributions in Excess of Net Investment Income	(729)
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	2,822,949
Net Unrealized Appreciation on Investments	12,462,225

Net Assets	$63,589,626

Shares Issued and Outstanding (unlimited authorization — no par value)	4,137,416
Net Asset Value, Per Share	$15.37

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
FOR THE YEAR ENDED
JULY 31, 2011
STATEMENT OF OPERATIONS

Investment Income
Dividends	$1,187,644
Less: Foreign Taxes Withheld	(13,915)

Total Investment Income	1,173,729

Expenses
Investment Advisory Fees	525,225
Administration Fees	100,000
Custodian Fees	12,357
Chief Compliance Officer Fees	9,619
Trustees’ Fees	8,864
Transfer Agent Fees	45,797
Legal Fees	41,664
Printing Fees	27,871
Audit Fees	21,375
Registration Fees	20,850
Insurance and Other Expenses	10,800

Total Expenses	824,422

Less: Investment Advisory Fees Waived (See Note 5)	(82,676)
Fees Paid Indirectly (See Note 4)	(233)

Net Expenses	741,513

Net Investment Income	432,216

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net Realized Gain on Investments	3,695,024
Net Realized Loss on Foreign Currency Transactions	(823)
Net Change in Unrealized Appreciation (Depreciation) on Investments	5,732,422

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	9,426,623

Net Increase in Net Assets from Operations	$9,858,839

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
STATEMENT OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	July 31, 2011	July 31, 2010
Operations:
Net Investment Income	$432,216	$482,011
Net Realized Gain on Investments and Foreign Currency Transactions	3,694,201	3,276,477
Net Change in Unrealized Appreciation (Depreciation) on Investments	5,732,422	(737,753)

Net Increase in Net Assets Resulting from Operations	9,858,839	3,020,735

Dividends and Distributions from:
Net Investment Income	(565,708)	(394,016)

Total Dividends and Distributions	(565,708)	(394,016)

Capital Share Transactions:
Issued	6,637,419	8,829,497
Reinvestment of Distributions	213,300	133,473
Redemption Fees	2,518	—
Redeemed	(6,259,259)	(4,035,402)

Net Increase in Net Assets from Capital Share Transactions	593,978	4,927,568

Total Increase in Net Assets	9,887,109	7,554,287

Net Assets:
Beginning of year	53,702,517	46,148,230

End of year (including (distributions in excess of)/ undistributed net investment income of $(729) and $95,077, respectively)	$63,589,626	$53,702,517

Share Transactions:
Issued	448,511	651,200
Reinvestment of Distributions	14,398	9,986
Redeemed	(417,178)	(300,096)

Net Increase in Shares Outstanding	45,731	361,090

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

	Year	Year	Period
	Ended	Ended	Ended
	July 31, 2011	July 31, 2010	July 31, 2009(1)
Net Asset Value, Beginning of Period	$13.12	$12.37	$10.00

Income from Operations:
Net Investment Income(2)	0.10	0.12	0.07
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	2.29	0.73	2.36

Total from Operations	2.39	0.85	2.43

Redemption Fees	— (3)	—	—

Dividends and Distributions from:
Net Investment Income	(0.14)	(0.10)	(0.06)

Net Asset Value, End of Period	$15.37	$13.12	$12.37

Total Return(4)	18.23%	6.87%	24.37%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$63,590	$53,703	$46,148
Ratio of Expenses to Average Net Assets (including waivers and reimbursements, excluding fees paid indirectly)	1.20%	1.20%	1.20	%*
Ratio of Expenses to Average Net Assets (including waivers, reimbursements and fees paid indirectly)	1.20%	1.20%	1.20	%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.33%	1.48%	1.82	%*
Ratio of Net Investment Income to Average Net Assets	0.70%	0.92%	1.32	%*
Portfolio Turnover Rate	56%	52%	39	%(5)

(1)	Fund commenced operations on February 3, 2009.

(2)	Per share data calculated using average shares method.

(3)	Amount represents less than $0.01 per share.

(4)	Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and/or assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(5)	Portfolio turnover rate is for the period indicated and has not been annualized.

*	Annualized.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011
NOTES TO FINANCIAL STATEMENTS
1. Organization:
The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 30 funds. The financial statements herein are those of the Clear River Fund, a diversified Fund (the “Fund”). The investment objective of the Fund is long-term capital growth on a tax-efficient basis while providing moderate current income. The Fund utilizes a combination of six distinct and complementary investment strategies: Growth Equity 10%-40%; Income Equity 5%-25%; International Equity 10%-40%; Marketable Alternatives 0%-20%; Small Cap Equity 5%-30%; and Value Equity 5%-25%. Each strategy contains a relatively small, focused group of securities selected by the Adviser based on its research and fundamental analysis of individual companies, specifically targeting those with clear competitive advantages, exceptional management and strong fundamentals. The financial statements of the remaining funds are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Fund currently offers Investor Class Shares.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies followed by the Fund:
Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011
Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2011, there were no securities valued in accordance with the Fair Value Procedures.
In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
• Level 3 — Prices, inputs or exotic modeling techniques that are both significant to the fair value measurement and unobservable (supported by little or no market activity).
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, whose fair value measurement considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
As of July 31, 2011, all of the Fund’s investments are Level 1. There were no significant transfers between Level 1 and Level 2 during the year. For more details of the investment classification, reference the Schedule of Investments.
For the year ended July 31, 2011, there have been no significant changes to the Fund’s fair value methodologies.
Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more likely than not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), ongoing analysis of and changes to tax laws, regulations and interpretations thereof.
Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.
Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011
Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.
The Fund reports certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.
Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.
Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Any net realized capital gains are distributed to shareholders at least annually.
Redemption Fees — The Fund retains a redemption fee of 2% on redemptions of Fund shares held less than 90 days. For the year ended July 31, 2011, there were $2,518 in redemption fees retained by the Fund.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011
3. Transactions with Affiliates:
Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are not paid fees by the Trust for serving as officers of the Trust.
The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.
Wells Fargo Bank, N.A., acts as custodian (the “Custodian”) for the Fund. Fees of the Custodian are paid on the basis of net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.
4. Administration, Distribution and Transfer Agent Agreements:
The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund at an annual rate of:
0.12% on the first $100 million of the Fund’s average daily net assets;
0.10% on the next $150 million of the Fund’s average daily net assets;
0.08% on the next $250 million of the Fund’s average daily net assets; and
0.06% on the Fund’s average daily net assets over $500 million.
The Fund is subject to a minimum annual administration fee of $100,000 plus an additional fee of $15,000 per class established after the first two (2) classes of shares.
The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.
DST Systems, Inc., serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits that can be used to offset transfer agent expenses. During the year ended July 31, 2011, the Fund earned credits of $233 which were used to offset transfer agent expenses. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011
5. Investment Advisory Agreement:
Lowry Hill Investment Advisors, Inc. (the “Adviser”), a wholly owned subsidiary of the Custodian, serves as the investment adviser to the Fund. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets. The Adviser has contractually agreed to limit the total expenses of the Investor shares of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees, and expenses and extraordinary expenses) to 1.20% of the Fund’s average daily net assets. To maintain this expense limitation, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Fund. The Adviser intends to continue its contractual expense limitation until November 29, 2011. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and 1.20% to recapture all or a portion of its prior fee reductions or expense limitation reimbursements made during the preceding three-year period. As of July 31, 2011, fees which were previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $116,394, expiring in 2012, $146,086, expiring in 2013, and $82,676, expiring in 2014.
6. Investment Transactions:
The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments were $34,194,446 and $33,054,082, respectively, for the year ended July 31, 2011. There were no purchases or sales of long-term U.S. Government securities by the Fund.
7. Federal Tax Information:
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011
The following permanent differences relating to the tax treatment of certain investments in REITs, reclassifications of distributions and foreign currency transactions have been reclassified to/from the following accounts during the fiscal year ended July 31, 2011:

Increase	Decrease
Undistributed net	Accumulated net
investment income	realized gain
$37,686	$(37,686)
The tax character of dividends and distributions for the Fund declared during the year ended July 31, 2011, and the period ended July 31, 2010, was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
2011	$522,597	$43,111	$565,708
2010	394,016	—	394,016
As of July 31, 2011, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gain	$3,102,674
Post-October Losses	—
Post-October Currency Losses	(733)
Unrealized Appreciation	12,182,504

Total Distributable Earnings	$15,284,445

Post-October losses and post-October currency losses represent losses realized on investment transactions and on foreign currency transactions, respectively, from November 1, 2010, through July 31, 2011, that, in accordance with Federal income tax regulations, the Fund may defer and treat as having arisen in the following fiscal year.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carryforward capital losses incurred in taxable years starting after December 22, 2010, for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses.
During the fiscal year ended July 31, 2011, the Fund utilized $466,431 in capital loss carryforwards to offset capital gains.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011
For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Fund at July 31, 2011, were as follows:

	Aggregate	Aggregate
	Gross	Gross	Net
Federal	Unrealized	Unrealized	Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$51,442,478	$13,643,099	$(1,460,595)	$12,182,504
8. Credit Risk:
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements are dependent on future claims that may be made against the Fund and, therefore, cannot be established. However, based on experience, the risk of loss from such claims is considered remote. The Fund may invest in Exchange Traded Funds (“ETF”).An ETF is a pooled investment vehicle, such as a registered investment company or a grantor trust, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. The Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. The Fund may invest in ETFs that are not registered or regulated under the Investment Company Act of 1940, as amended. These ETFs typically hold commodities (such as gold or oil), currency or other property that is itself not a security. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011
9. Recent Accounting Pronouncement:
In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.
10. Subsequent Event:
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required for the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of The Advisors’ Inner Circle Fund II and Shareholders of the Clear River Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Clear River Fund, a series of shares of beneficial interest of The Advisors’ Inner Circle Fund II, as of July 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period February 3, 2009 (commencement of operations) through July 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Clear River Fund as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the two-year period then ended and for the period February 3, 2009 through July 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

     BBD, LLP
Philadelphia, Pennsylvania
September 21, 2011

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011
TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)
Set forth below are the names, ages, positions with the Trust, lengths of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act

Term of
	Position(s)	Office and
Name, Address[1],	Held with	Length of
Age	the Trust	Time Served[2]

INTERESTED BOARD MEMBERS

ROBERT A. NESHER	Chairman	(Since 1991)
64 yrs. old	of the Board
of Trustees

WILLIAM M. DORAN	Trustee	(Since 1992)
1701 Market Street
Philadelphia, PA 19103
71 yrs. old

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011
by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-333-0246. The following chart lists Trustees and Officers as of July 31, 2011.

	Number of
	Funds in
	The Advisors’
	Inner Circle Fund II
Principal Occupation(s)	Overseen by Board	Other Directorships
During Past 5 Years	Member	Held by Board Member[3]

Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	30	Trustee of The Advisors’ Inner Circle Fund; Bishop Street Funds; SEI Asset Allocation Trust; SEI Daily Income Trust; SEI Institutional International Trust; SEI Institutional Investments Trust; SEI Institutional Managed Trust; SEI Liquid Asset Trust; SEI Tax Exempt Trust; and SEI Alpha Strategy Portfolios, L.P.; Director of SEI Global Master Fund, plc; SEI Global Assets Fund, plc; SEI Global Investments Fund, plc; SEI Investments Global, Limited; SEI Investments — Global Fund Services, Limited; SEI Investments (Europe), Limited; SEI Investments — Unit Trust Management (UK), Limited; SEI Global Nominee Ltd.; SEI Opportunity Fund, L.P.; SEI Structured Credit Fund, L.P.; SEI Multi-Strategy Funds plc; and SEI Islamic Investments Fund plc.

Self-employed Consultant since 2003; Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976-2003; counsel to the Trust, SEI, SIMC, the Administrator and the Distributor; Director of SEI Investments since 1974; Secretary of SEI Investments since 1978.	30	Trustee of The Advisors’ Inner Circle Fund; Bishop Street Funds; SEI Asset Allocation Trust; SEI Daily Income Trust; SEI Institutional International Trust; SEI Institutional Investments Trust; SEI Institutional Managed Trust; SEI Liquid Asset Trust; SEI Tax Exempt Trust; and SEI Alpha Strategy Portfolios, L.P.; Director of SEI since 1974; Director of the Distributor since 2003; Director of SEI Investments — Global Fund Services, Limited; SEI Investments Global, Limited; SEI Investments (Europe), Limited; SEI Investments (Asia), Limited; SEI Asset Korea Co., Ltd.; SEI Global Nominee Limited; and SEI Investments — Unit Trust Management (UK) Limited.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011
TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Term of
	Position(s)	Office and
Name, Address[1],	Held with	Length of
Age	the Trust	Time Served[2]

INDEPENDENT BOARD MEMBERS

JAMES M. STOREY	Trustee	(Since 1994)
80 yrs. old

GEORGE J. SULLIVAN, JR.	Trustee	(Since 1999)
68 yrs. old

BETTY L. KRIKORIAN	Trustee	(Since 2005)
68 yrs. old

CHARLES E. CARLBOM	Trustee	(Since 2005)
76 yrs. old

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011

	Number of
	Funds in
	The Advisors’
	Inner Circle Fund II
Principal Occupation(s)	Overseen by Board	Other Directorships
During Past 5 Years	Member	Held by Board Member[3]

Attorney, Solo Practitioner since 1994; Partner, Dechert, Price & Rhoads (law firm) September 1987-December 1993.	30	Trustee of The Advisors’ Inner Circle Fund; Bishop Street Funds; U.S. Charitable Gift Trust; SEI Asset Allocation Trust; SEI Daily Income Trust; SEI Institutional International Trust; SEI Institutional Investments Trust; SEI Institutional Managed Trust; SEI Liquid Asset Trust; SEI Tax Exempt Trust; and SEI Alpha Strategy Portfolios, L.P.

Self-Employed Consultant, Newfound Consultants, Inc. since April 1997.	30	Trustee of The Advisors’ Inner Circle Fund; Bishop Street Funds; State Street Navigator Securities Lending Trust; SEI Asset Allocation Trust; SEI Daily Income Trust; SEI Institutional International Trust; SEI Institutional Investments Trust; SEI Institutional Managed Trust; SEI Liquid Asset Trust; SEI Tax Exempt Trust; and SEI Alpha Strategy Portfolios, L.P.; Director of SEI Opportunity Fund, L.P.; and SEI Structured Credit Fund, L.P.; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Vice President Compliance AARP Financial, Inc. since 2008; Self-employed Legal and Financial Services Consultant since 2003; Counsel to State Street Bank Global Securities and Cash Operations from 1995 to 2003.	30	Trustee of The Advisors’ Inner Circle Fund; and Bishop Street Funds.

Self-employed Business Consultant, Business Project Inc. since 1997; CEO and President, United Grocers Inc. from 1997 to 2000.	30	Trustee of The Advisors’ Inner Circle Fund; Bishop Street Funds; Director of Oregon Transfer Co.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011
TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Term of
	Position(s)	Office and
Name, Address[1],	Held with	Length of
Age	the Trust	Time Served[2]

INDEPENDENT BOARD MEMBERS (continued)

MITCHELL A. JOHNSON	Trustee	(Since 2005)
69 yrs. old

JOHN K. DARR	Trustee	(Since 2008)
66 yrs. old

OFFICERS

PHILIP T. MASTERSON	President	(Since 2008)
47 yrs. old

MICHAEL LAWSON	Treasurer, Controller and	(Since 2005)
50 yrs. old	Chief Financial Officer

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011

	Number of
	Funds in
	The Advisors’
	Inner Circle Fund II
Principal Occupation(s)	Overseen by Board	Other Directorships
During Past 5 Years	Member	Held by Board Member/Officer[3]

Retired.	30	Director, Federal Agricultural Mortgage Corporation; Trustee of The Advisors’ Inner Circle Fund; Bishop Street Funds; SEI Asset Allocation Trust; SEI Daily Income Trust; SEI Institutional International Trust; SEI Institutional Investments Trust; SEI Institutional Management Trust; SEI Liquid Asset Trust; SEI Tax Exempt Trust; and SEI Alpha Strategies Portfolios, L.P.

CEO, Office of Finance, FHL Banks from 1992 to 2007.	30	Director of Federal Home Loan Bank of Pittsburgh; and Manna, Inc.; Trustee of The Advisors’ Inner Circle Fund; and Bishop Street Funds.

Managing Director of SEI Investments since 2006; Vice President and Assistant Secretary of the Administrator from 2004 to 2006; General Counsel of Citco Mutual Fund Services from 2003 to 2004; Vice President and Associate Counsel for the Oppenheimer Funds from 2001 to 2003.
	N/A	N/A

Director, SEI Investments, Fund Accounting since July 2005; Manager, SEI Investments IFS from 1995 to 1998 and 1998 to 2005.	N/A	N/A

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011
TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Term of
	Position(s)	Office and
Name, Address[1],	Held with	Length of
Age	the Trust	Time Served

OFFICERS (continued)

RUSSELL EMERY	Chief Compliance	(Since 2006)
48 yrs. old	Officer

DIANNE M. SULZBACH	Vice President and	(Since 2011)
34 yrs. old	Secretary

JAMES NDIAYE	Vice President and	(Since 2004)
42 yrs. old	Assistant Secretary

TIMOTHY D. BARTO	Vice President and	(Since 2000)
43 yrs. old	Assistant Secretary

MICHAEL BEATTIE	Vice President	(Since 2009)
46 yrs. old

KERI ROHN	AML Officer	(Since 2011)
31 yrs. old	Privacy Officer	(Since 2009)

1	The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011

Number of
Funds in
The Advisors’
Inner Circle Fund II
Principal Occupation(s)	Overseen by Board	Other Directorships
During Past 5 Years	Member	Held by Officer

Chief Compliance Officer of SEI Structured Credit Fund, L.P.; and SEI Alpha Strategy Portfolios, L.P. since June 2007; Chief Compliance Officer of SEI Opportunity Fund, L.P.; SEI Institutional Managed Trust; SEI Asset Allocation Trust; SEI Institutional International Trust; SEI Institutional Investments Trust; SEI Daily Income Trust; SEI Liquid Asset Trust; and SEI Tax Exempt Trust since March 2006; Director of Investment Product Management and Development, SEI Investments, since February 2003; Senior Investment Analyst — Equity Team, SEI Investments, from March 2000 to February 2003.
	N/A	N/A

Counsel at SEI Investments since 2010; Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010; Associate at Morrison & Foerster LLP from 2003 to 2006; Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.
	None	N/A

Employed by SEI Investments Company since 2004; Vice President, Deutsche Asset Management from 2003-2004; Associate, Morgan, Lewis & Bockius LLP from 2000-2003; Counsel, Assistant Vice President, ING Variable Annuities Group from 1999-2000.
	N/A	N/A

General Counsel, Vice President and Assistant Secretary of SEI Investments Global Funds Services since 1999; Associate, Dechert Price & Rhoads (law firm) from 1997-1999; Associate, Richter, Miller & Finn (law firm) from 1994-1997.
	N/A	N/A

Director of Client Services at SEI since 2004.	N/A	N/A

Compliance Officer at SEI Investments since 2003.	None	N/A

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011
DISCLOSURE OF FUND EXPENSES (Unaudited)
All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.
Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund, and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table on the next page illustrates your Fund’s costs in two ways:
• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The column labeled “Expenses Paid During Period” shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return. You can use this information in conjuction with the actual amount you invested in the Fund to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by matching the hypothetical result for your Fund in the “Expense Paid During Period” column against those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011
Note: Because the hypothetical return is set at 5% for comparison purposes—NOT your Fund’s actual return—the account values shown may not apply to your specific investment.

	Beginning	Ending		Expense
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	02/01/11	07/31/11	Ratios	Period*

Actual Portfolio Return	$1,000.00	$1,010.70	1.20%	$5.98
Hypothetical 5% Return	1,000.00	1,018.84	1.20	6.01

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2011
NOTICE TO SHAREHOLDERS (Unaudited)
For shareholders who do not have a July 31, 2011, taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2011, taxable year, please consult your tax adviser as to the pertinence of this notice.
For the Fiscal year ended July 31, 2011, the Clear River Fund is designating the following items with regard to distributions paid during the period.

			Qualifying for		Foreign
			Corporate		Investors
Long-Term	Ordinary		Dividends	Qualifying	Interest	Short-Term
Capital Gain	Income	Total	Received	Dividend	Related	Capital Gain
Distributions	Distributions	Distributions	Deduction (1)	Income (2)	Dividend (3)	Dividends (4)
7.62%	92.38%	100.00%	100.00%	100.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)	The percentage in this column represents the amount of “Interest Related Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(4)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Clear River Fund
P.O. Box 219009
Kansas City, MO 64121-9009
1-877-333-0246
www.clearriverfund.com
Adviser:
Lowry Hill Investment Advisors, Inc.
90 South Seventh Street
Suite 5300
Minneapolis, MN 55402
Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456
Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456
Legal Counsel:
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103
Independent Registered Public Accounting Firm:
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103
This information must be preceded or accompanied by a current prospectus for the Fund.
LHI-AR-001-0300

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.
Item 3. Audit Committee Financial Expert.
(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.
(a) (2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3 (a)(2).
Item 4. Principal Accountant Fees and Services.
Fees billed by BBD, LLP (“BBD”) related to the Advisors’ Inner Circle Fund II (the “Trust”).
BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

	2011			2010
		All fees and	All other fees		All fees and	All other fees
		services to	and services to		services to	and services to
	All fees and	service	service	All fees and	service	service
	services to the	affiliates that	affiliates that	services to the	affiliates that	affiliates that
	Trust that were	were pre-	did not require	Trust that were	were pre-	did not require
	pre-approved	approved	pre-approval	pre-approved	approved	pre-approval
(a) Audit Fees	$20,500	N/A	N/A	$20,500	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.
The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.
Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.
Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.
All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.
In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.
(e)(2) Percentage of fees billed to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2011	2010
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
(f) Not applicable.
(g) The aggregate non-audit fees and services billed by BBD for the last two fiscal years were $0 and $0 for 2011 and 2010, respectively.
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.

Item 6. Schedule of Investments
Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).
(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Items 12. Exhibits.
(a)(1) Code of Ethics attached hereto.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Philip T. Masterson

Philip T. Masterson
President

Date: October 7, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Philip T. Masterson Philip T. Masterson
President

Date: October 7, 2011

By (Signature and Title)	/s/ Michael Lawson

Michael Lawson
Treasurer, Controller and Chief Financial Officer

Date: October 7, 2011